EXHIBIT 10.23
                                   NOTE
$2,500,000.00***                                  Albany, New York
                                                  December 23, 1997

     FOR VALUE RECEIVED, the undersigned FIRST ALBANY CORPORATION, a New York corporation with offices at 30 South Pearl Street, Albany, New York 12207, promises to pay to the order of Sharon M. Duker, (herein called the "Lender"), at the office of the Lender in Albany, New York or at such other place as may be designated from time to time by the Lender, the sum of Two Million Five Hundred Thousand ($2,500,000.00) Dollars and to pay interest on the disbursed, unpaid principal, from the date hereof, at the rate of eight and three-quarters (8.75%) percent per annum.

     The undersigned promises to pay the principal and interest as follows:

     a)Accrued interest to be paid on the 31st day of December, 1997, and on the last business day of each succeeding month thereafter during the term hereof.

     b)The entire unpaid balance of principal together with accrued interest to be paid to the Lender on the 31st day of December, 2002.

     All amounts paid pursuant to this paragraph applied first to the payment of accrued interest to the date of payment and then to the reduction of principal.

     The undersigned agrees to pay accrued interest and/or principal when due.

     This Note is subject to the terms, covenants and conditions Set forth in a Subordinated Loan Agreement by and between the undersigned and the Lender, dated as of December 23, 1997 (the "Loan Agreement"), and all such terms, covenants and conditions of such Loan Agreement are all hereby incorporated in this Note, with the same force and effect as though said terms, covenants and conditions were fully set forth herein. The prepayment of any portion of the principal or interest due under this Note shall be allowed in accordance with the terms of the Loan Agreement.

     DEFAULT. Upon the occurrence of certain Events of Default, specified in the Loan Agreement, the principal of and interest on this Note may be declared due and payable either immediately or as set forth therein. The payment of principal of the Note may be suspended upon the occurrence of certain events specified in the Loan Agreement, and such suspension will not constitute a default hereunder.

     The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys' fees and legal expenses.

(CORPORATE SEAL)                         FIRST ALBANY CORPORATION

ATTEST                                  By:  /s/ ALAN P. GOLDBERG
/s/ STEPHEN P. WINK                          Alan P. Goldberg, President
Stephen P. Wink, Secretary

                        SUBORDINATED LOAN AGREEMENT
                        ---------------------------
Subordinated Loan Agreement  dated as of  December 23, 1997, between  First

Albany Corporation, a New York corporation  (the "Company"), and Sharon  M.

Duker (the "Lender").



                                WITNESSETH:
                                -----------


     1.  CERTAIN DEFINITIONS.   All terms  not specifically  defined in  this
         --------------------
         Agreement shall be construed  in accordance with the Act, the  Rules and Regulations promulgated thereunder, and the Constitution,  Rules and Regulations of the Exchange.  As used in this Agreement:

         "Act" means the Securities Exchange Act of 1934, as amended  from
         -----
         time to time.

         "Aggregate Debit  Items"  means  aggregate  debit  items  of  the
         ------------------------
         Company as defined in Exhibit A to Rule 15c3-3 as in effect as of the date any determination is made thereunder.

         "Aggregate Indebtedness"  means  aggregate  indebtedness  of  the
         ------------------------
         Company as defined in subparagraph (c)  (1) of Rule 15c3-1 as  in effect as of the date any determination is made thereunder.

         "CEA" means the Commodity Exchange Act.
         -----
         "CFTC" means the Commodities Futures Trading Commission.
         -------
         "Change of Control" has the meaning  ascribed to it in Section  8
         -------------------
         hereof.

         "Commission" means the Securities and Exchange Commission or  any
         ------------
         agency of the United States succeeding to its authority.

         "FOCUS Report" means Form X-17A-5 promulgated under Section 17 of
         --------------
         the Act and Rule 17a-5.

         "Effective  Date"  means  the  date  an  executed  copy  of  this
         -----------------
         Agreement is approved by the Exchange.

         "Event of Acceleration" means any event described in Section  7.B
         -----------------------
         of this Agreement.

         "Event of Default" means  any event described  in Section 7.A  of
         ------------------
         this Agreement.

         "Examining Authority"  means  the  Exchange,  provided,  however,
         ---------------------
         that, upon termination  of the Company  as a member  firm of  the

         Exchange, the  term  Examining  Authority  shall  refer  to  such regulatory body having responsibility for inspecting or examining

         the  Company   for  compliance   with  financial   responsibility

         requirements under Section 13(c) of SIPA and Section 17(d) of the

         Act.

         "Exchange" means  the New  York Stock  Exchange, Inc.  and  other
         ----------
         exchanges.

         "Net Capital"  means net  capital of  the Company  as defined  in
         -------------
         subparagraph (c) (2) of Rule 15c3-1  as in effect as of the  date any determination is made thereunder.

         "Note" means the Note as defined in Section 3.A of this Agreement
         ------
         in the amount of $2,500,000.00.

         "Rule" means the respective rule promulgated pursuant to the  Act and any successor rule thereto.

         "SIPA" means the Securities Investor  Protection Act of 1970,  as amended from time to time.

         "Subordinated Agreement" means  subordinated loan agreements  and
         ------------------------
         secured demand note agreements as defined in subparagraph  (a)(2)

         of Appendix D to Rule 15c3-1.

         "Tangible Net Worth" means the excess of total assets over  total liabilities, total  assets  and  total  liabilities  each  to  be determined  in  accordance  with  generally  accepted  accounting principles consistent with  those applied in  the preparation  of the financial  statements  referred  to in  Section  2.C  hereof,

         excluding, however, from  the determination of  total assets  all assets which would be classified as intangible assets  including,

         without limitation, goodwill (whether representing the excess  of cost over equity or any premium paid in excess of assets acquired or otherwise)  and  any write-up  of  the book  value  of  assets resulting from  a  revaluation thereof  after  the date  of  such financial statements all as  determined under generally  accepted accounting principles.

     2.  REPRESENTATIONS AND WARRANTIES.   The Company represents,  covenants
         -------------------------------
         and warrants that as of the closing date hereunder:

     A.  Corporate Existence and Power.  The Company is a corporation duly
         ------------------------------
         formed and validly existing  under the laws of  the State of  New

         York, and has the corporate power  to make this Agreement and  to

         borrow and perform  the obligations  hereunder.   The Company  is

         duly licensed or qualified in all states wherein the character of the property owned or  the nature of  the business transacted  by it, in the opinion of management of the Company, makes  licensing or qualification  necessary and  is in  good standing,  and  will remain in good standing, as a member of the Exchange.

    B.   Corporate Authority.  The making  and performance by the  Company of this  Agreement have  been duly  authorized by  all  necessary action on  the part  of  the Company  and  will not  violate  any provision of  federal, state  or local  law  or its  Articles  of

         Incorporation or  Certificate of  Incorporation  or result  in  a breach of, or constitute a default under, or require any  consent under,  any  material  indenture  or  loan  or  credit  or  other agreement to which the Company is a party or by which the Company or its property may be bound or affected.

     C.  Financial Condition.   The  balance sheet  of the  Company as  of
         --------------------
         December 31, 1996, the statements of profit and loss and  surplus of the Company for the audit year ending on that date, the  FOCUS

         Report of  the  Company  dated  September  30,  1997,  heretofore furnished to  the  Lender are  complete  and correct  and  fairly present the financial condition of the Company as at the dates of said balance sheet, FOCUS Report and the results of the Company's operations for the audit year ended  on the date of said  balance

         sheet.   Such financial  statements were  prepared in  accordance

         with generally accepted  principles and  practices of  accounting consistently applied.  To the best of the Company's knowledge and belief, it has no contingent  obligations, or unusual forward  or long term commitments  not disclosed  by or  reserved against  in said balance sheet  as of  December 31,  1996, or  in said  FOCUS

         Report  dated  September 30, 1997,  and,  to  the  best  of   the

         Company's knowledge and belief, at the present time there are  no unrealized or anticipated losses from any unfavorable commitments of the Company which have not been disclosed to the Lender.

         Since December 31, 1996,  there has been no material adverse  change in the  financial condition of  the Company from  that set forth  in

         said  balance sheet  as of    December 31, 1996,  or in  said  FOCUS

         Report dated September 30, 1997.

     D.  Titles; Liens.  Other than as described in Schedule I hereto, the
         --------------
         Company has good and  marketable title to  all of the  properties and assets reflected  in the latest  financial statement  (except such as have been disposed of in the ordinary course of  business for a  fair  consideration), free  and  clear of  all  mortgages,

         liens, encumbrances, except  such minor  irregularities in  title which will not interfere with  the occupation, use and  enjoyment by the Company of such properties and assets in the normal course of business of the Company.

     E.  Taxes.  The  Company has  filed all  tax returns  required to  be
         ------
         filed and has paid all taxes  shown thereon to be due,  including interest and penalties, if any, or has provided adequate reserves

         for the  payment thereof.   The  Company is  not a  party to  any

         material action or proceeding  by any governmental authority  for the assessment or collection of taxes nor has any material  claim for assessment or collection of  taxes been asserted against  the

         Company.

      F. Licenses, etc.  The Company  possesses all licenses, permits  and
         --------------
         approvals necessary  for  the  conduct of  its  business  as  now conducted and  presently  proposed to  be  conducted as,  in  the opinion of the management of the  Company, is required by law  or

         the  rules  of  the   Commission,  the  Exchange,  the   National

         Association  of   Securities  Dealers,   Inc.  and   each   other

         association, corporation or  governmental agency  or body  having appropriate authority (except such licenses, permits or approvals by authorities outside the United  States the failure to  possess which will not,  individually or in  the aggregate,  result in  a material liability  on  the part  of  the Company  or  materially impair the  right or  ability  of the  Company  to carry  on  its business substantially  as  now  conducted  and  proposed  to  be conducted).

     G.  Governmental Consent.  All consents, approvals or  authorizations
         ---------------------
         of,  or  filings,  registrations  or  qualifications  with,   any

         governmental authority (including, without limitation, any  State

         securities  commission)  required   by  any   statute,  rule   of

         regulation now  in  effect  on  the part  of  the  Company  as  a condition to the valid execution and delivery of this  Agreement,

         the valid offer of the Note  to the Lender, the valid payment  of the Note  in  accordance  with the  terms  thereof  and  of  this

         Agreement have been duly obtained and performed.

     H.  Stock Exchange Approvals.  The Company has obtained all consents,

         approvals  or  authorizations  of  the  Exchange  and  of   other

         securities exchanges of which  the Company is  a member that  are required on the part  of the Company in  connection with the  due execution, delivery and performance of this Agreement, the offer,

         issue and  delivery  of the  Note  and the  consummation  of  the transactions contemplated by such instruments.

     I.  Broker-Dealer Registration.    The  Company is  registered  as  a
         ---------------------------
         broker-dealer  under  the  Act  and  is  also  registered   where

         necessary in the opinion  of the management  of    the    Company

         as  a   broker-dealer  with the proper authorities of every State

         of the United States.

     J.  NASD  and  Exchange  Memberships.    The  Company  is  a   member
         ---------------------------------
         organization in  good standing  of  the National  Association  of

         Securities Dealers, Inc. (_NASD_),  and the following  securities exchanges: the New York Stock Exchange, Inc., the American  Stock

         Exchange, Inc. and the Boston Stock Exchange.

     K.  SIPA Agreement.  The  Company is not in  arrears with respect  to
         ---------------
         any assessment made upon the  Company by the Securities  Investor

         Protection Corporation.

     3.  TERMS OF THE LOAN.

     A.  The Note.  The obligation of  the Company to repay the  aggregate
         ---------
         unpaid principal amount of  the loan made  to it pursuant  hereto shall be  evidenced  by  a promissory  note  of  the  Company  in substantially the form of Exhibit A hereto.  The Note shall  bear interest on the  unpaid principal amount  thereof, from the  date

         thereof at  a  rate of  8.75%.    The entire  unpaid  balance  of

         principal together with accrued interest shall be due and payable

         December 31, 2002.

     B.  Permissive Prepayment on  Note.  On  or after December 31,  1998,
         -------------------------------
         with the prior written permission  of the Exchange, the  Company,

         may, at its option,  prepay to the Lender  all or any portion  of the aggregate principal  amount of the  Note prior  to the  final scheduled maturity date of the Note (a "Voluntary Prepayment").

         No prepayment of the Note  shall be made, however, if, after  giving

         effect  thereto   and  to  all  other   payments  of  principal   of

         outstanding subordinated loan  agreements of the Company,  including the return  of any secured demand  note and the collateral  therefor held by the Company,  the maturity or accelerated maturity of  which are  scheduled to  occur within  6  months after  the date  of  such

         Voluntary Prepayment or  other prepayment, without reference to  any projected profit or loss of the Company:

         i. in the event that the Company is not operating pursuant to  the alternative net capital  requirement provided for in  paragraph

            (a)  of the  Rule (as  defined in  paragraph D(i)  below),  the aggregate  indebtedness  of  the  Company  would  exceed  1,000 percentum of its net capital as those terms are defined in  the

            Rule  or any  successor rule  as  in effect  at the  time  such

            Voluntary Prepayment is to be made (or such other percentum  as may  be made  applicable at  such time  to the  Company by  the

            Exchange or the Commission), or

        ii. in the event that  the Company is  operating pursuant to  such alternative net  capital requirement,  the net  capital of  the

            Company  would  be  less  than  5  percentum  (or  such   other

            percentum as may  be applicable to the  Company at the time  of such Voluntary  Prepayment by the  Exchange or the  Commission)

            of aggregate debit items computed in accordance with Exhibit  A to  Rule 15c3-3  under the  Act  or any  successor rule  as  in effect at such time, or

       iii. in the  event that  the Company  is  registered as  a  future commission  merchant under  the CEA,  the  net capital  of  the

            Company (as  defined in the CEA  or the regulations  thereunder less the market value of commodity options purchased by  option customers on  or subject  to the  rules of  a contract  market,

            provided,  however,  the deduction  for  each  option  customer shall  be limited  to  the amount  of  customer funds  in  such option customer's  account as  in effect  at the  time of  such

            Voluntary Prepayment) would  be less than 7 percentum (or  such other percentum  as may be  made applicable to  the Company  at the  time of  such Voluntary  Prepayment by  the CFTC)  of  the funds required  to be segregated  pursuant to the  CEA and  the regulations thereunder, or

        iv. the Company's  net capital,  as defined  in  the Rule  or  any successor  rule as  in effect  at the  time of  such  Voluntary

            Prepayment, would  be less than  120 percentum  (or such  other percentum as may be made applicable to the Company at the  time

            of  such   Voluntary  Prepayment   by  the   Exchange  or   the

            Commission) of the  minimum dollar amount required by the  Rule as in effect at such time  (or such other dollar amount as  may be  made  applicable  to  the  Company  at  the  time  of  such

            Voluntary Prepayment by the Exchange or the Commission), or

         v. in  the event  that  the Company  is  registered as  a  futures commission merchant under the CEA, its net capital, as  defined in the CEA  or the regulations thereunder  as in effect at  the time  of such  Voluntary  Prepayment  would be  less  than  120 percentum (or  such other percentum as  may be made  applicable to the Company at the time of such Voluntary Prepayment by  the

            CFTC) of the minimum dollar  amount required by the CEA or  the regulations  thereunder as  in effect  at  such time  (or  such other dollar  amount as may be  made applicable to the  Company at the time of such Voluntary Prepayment by the CFTC), or

        vi. in the event that the Company is subject to the provisions  of paragraph (a)(6)(v)  or (a)(7)(iv) or  (c) (2) (x)  (b) (1)  of

            the Rule,  the net capital  of the Company  would be less  than the amount  required to satisfy  the 100% test  (or such  other percentum test as may be made applicable to the Company at  the time  of such  Voluntary  Prepayment  by the  Exchange  or  the

            Commission) stated in such applicable paragraph.

        If  any  Voluntary  Prepayment  or  other  prepayment  of  aggregate principal under the Note is made to the Lender prior to a  scheduled maturity date,  and if the  Company's Net Capital  is less than  the amount required to  permit such prepayment pursuant to this  section

        3.B, the Lender irrevocably agrees  to repay the Company the sum  so paid to be  held by the Company pursuant  to the provisions of  this

        Agreement  as if  such prepayment  had  never been  made;  provided,

        however, that any suit for the recovery of any such prepayment  must be commenced within two years of the date of such prepayment.

     C. Payment.   All  payments  of fees  under  this  Agreement  or  of
        --------
        principal and interest on the Note shall be made in lawful  money of the  United States  of America  and in  immediately  available funds.  Interest  on the Note  and any other  charges to be  made hereunder shall be calculated on the basis of actual days elapsed and a year of 360 days.  If  any principal of or interest on  the

        Note or other amount payable by  the Company hereunder falls  due on a Saturday,  Sunday or  a legal holiday  in the  State of  New

        York, then such due date shall be extended to the next succeeding full Business Day,  and in the  case of such  an extension as  to

        principal,  interest  shall  be   payable  in  respect  of   such

        extension.

     D. Suspended Repayment.  The  Company's obligation to  pay all or  a
        --------------------
        portion of  the  principal amount  of  the loan  hereunder  on  a scheduled maturity date or any accelerated maturity date ("Amount

        Due") shall be suspended, and the obligation shall not mature for any period  of time  during which  after  giving effect  to  such payment, together with the payment of any other obligation of the

        Company under other subordinated  loan agreements payable  during such period and  the return of  any secured demand  note and  the collateral therefor  held by  the Company  and returnable  during such period,

        i. in the event that the Company is not operating pursuant to  the alternative net capital  requirement provided for in  paragraph

           (a) of Rule  15c3-1 (the _Rule_) under the Securities  Exchange

           Act  of 1934,  as amended,  the aggregate  indebtedness of  the

           Company  would exceed  1200 percentum  of  its net  capital  as those terms are  defined in the Rule  or any successor rule  as in effect  at the time  payment is to  be made  (or such  other percentum as may be made applicable to the Company at the  time of such payment by the Exchange or the Commission), or

       ii. in the event that  the Company is  operating pursuant to  such alternative net  capital requirement,  the net  capital of  the

           Company  would  be  less  than  5  percentum  (or  such   other

           percentum as may be made applicable to the Company at the  time

           of  such  payment  by  the  Exchange  or  the  Commission)   of

           aggregated debit  items computed in  accordance with Exhibit  A to  Rule 15c3-3  under the  Act  or any  successor rule  as  in effect at such time, or

      iii. in the  event that  the Company  is registered  as a  futures commission  merchant under  the CEA,  the  net capital  of  the

           Company (as  defined in the CEA  or the regulations  thereunder as in effect at the time of such payment) would be less than  6 percentum (or  such other percentum as  may be made  applicable to the Company at the time of such payment by the CFTC) of  the funds required  to be segregated  pursuant to the  CEA and  the regulations thereunder, or

       iv. the Company's  net capital,  as defined  in  the Rule  or  any successor rule as in effect at the time of such payment,  would be less than 120 percentum  (or such other percentum as may  be made applicable to the Company  at the time of such payment  by the Exchange  or the Commission) of  the minimum dollar  amount required by the Rule as in  effect at such time (or such  other dollar amount as may be  made applicable to the Company at  the time  of such  Voluntary  Prepayment  by the  Exchange  or  the

           Commission), or

        v. in  the event  that  the Company  is  registered as  a  futures commission merchant under the  CEA, and if its net capital,  as defined in the CEA  or the regulations thereunder as in  effect at the time of such  payment, would be less than 120  percentum

           (or  such other  percentum as  may be  made applicable  to  the

           Company  at the  time  of such  payment  by the  CFTC)  of  the minimum dollar  amount required by the  CEA or the  regulations thereunder as  in effect  at such  time (or  such other  dollar amount as may be made applicable to the Company at the time  of such payment by the CFTC), or

       vi. in the event that the Company is subject to the provisions  of paragraph (a) (6)  (v) or (a) (7) (iv) or  (c) (2) (x) (B)  (1)

           of the Rule, the net capital of the Company would be less  than the amount  required to satisfy the  1000% test (or such  other percentum test as may be made applicable to the Company at  the time of such payment by the Exchange or the Commission)  stated

           in  such applicable  paragraph (the  net capital  necessary  to enable the Company  to avoid such suspension of its  obligation to pay the principal amount hereof being hereafter referred  to as the "Applicable Minimum Capital").

        During any  such suspension, the  Company shall, as  promptly as  is

        consistent  with  the  protection  of  its  customers,  reduce   its

        business  to  a  condition whereby  the  Amount  Due,  with  accrued interest thereon, together with any other obligation of the  Company under  subordinated loan  agreements  payable  at or  prior  to  the payment of the Amount Due can be repaid and any secured demand  note and the collateral therefore  held by the Company and returnable  at or prior  to the  payment of  the Amount  Due can  be returned,  all without Net Capital  being below the Applicable Minimum Capital,  at which time  the obligation to  pay the Amount  Due shall mature  and the Company shall repay  the Amount Due, plus accrued interest,  not

        later than upon 5 days' prior written notice to the Exchange.   Upon

        any such suspension, the Company and the Lender recognize and  agree that the Company may be summarily suspended by the Exchange.

        The Company agrees  that, if its obligations  to pay the Amount  Due is ever suspended for a period of six months, it will promptly  take whatever steps are necessary to effect a rapid and orderly  complete

        liquidation of  its business.   The date on  which such  liquidation

        commences  shall be  deemed, for  purposes  of the  Lender's  claims hereunder, to  constitute the maturity  date for each  Subordination

        Agreement  of the  Company then  outstanding but  the right  of  the respective  lenders to  receive payment  under this  and such  other

        Subordination  Agreements   shall  remain  subordinated,  and   have

        priority  rank, in  accordance with  the terms  hereof and  thereof,

        respectively.

        If payment  of aggregate  principal under the  Note is  made to  the

        Lender on a scheduled maturity date and, immediately after any  such payment, Net  Capital is less than  the Applicable Minimum  Capital,

        the Lender  irrevocably agrees to  repay to the  Company the sum  so paid, to be held by the  Company pursuant to the provisions of  this

        Agreement  as  if  such  payment  had  never  been  made;  provided,

        however, that any suit for the recovery of any such payment must  be commenced within two years of the date of such payment.

     E. Subordination of this Agreement.   The Lender irrevocably  agrees
        --------------------------------
        that the obligations of the Company  with respect to the  payment

        of  principal  and  interest  on  the  Note  are  and  shall   be

        subordinate in right of payment and subject to the prior  payment or provision for payment in full  of (i) all claims of all  other present and future creditors of the Company whose claims are  not similarly subordinated  (claims under  the Note  shall rank  pari passu with claims  similarly subordinate)  or are  not junior  in right of payment to claims under such Note and (ii) claims  which are now or hereafter expressly stated in the instruments creating such claims to be senior in right of payment to the claims of the class of  claims  under  the Note,  arising  out  of  any  matter occurring prior to the maturity date  of the Note.  In the  event of appointment of a receiver or trustee of the Company or in  the event of  its  insolvency  or liquidation  pursuant  to  SIPA  or

        otherwise,  its  bankruptcy,  assignment   for  the  benefit   of

        creditors, reorganization whether or  not pursuant to  bankruptcy laws, or any other marshalling of  the assets and liabilities  of the Company, the  holder of  the Note  shall not  be entitled  to participate or share, ratably  or otherwise, in the  distribution of the  assets of  the  Company until  all  claims of  all  other present and future  creditors of  the Company,  whose claims  are senior to the Note, have been  fully satisfied, or provision  has been made therefor.

     4. CONDITIONS OF  LENDING.  The  obligation of the  Lender to make  the
        -----------------------
        loan hereunder is subject to the following conditions precedent:

        A. Proof of  Corporate  Action.   The  Lender  shall  have  received
           ----------------------------
           certified copies of all corporate action taken by the Company  to authorize the execution  and delivery of  this Agreement and  the

           Note, and such other  papers as the Lender  or its counsel  shall reasonably require.

        B. Delivery of the Note.   As of the  date of the initial  borrowing
           ---------------------
           the Lender shall have received from  the Company a duly  executed

           Note.

     5. AFFIRMATIVE COVENANTS.   The Company  agrees that  until payment  in
        ----------------------
        full  of the  Note, unless  the Lender  shall otherwise  consent  in writing it will:

        A. Financial Statements, Reports, etc.  Furnish the Lender:
           -----------------------------------
           i. within ninety  (90) days after  the end of  each audit year  of the Company a balance sheet and statements of income,  together with supporting schedules, and the FOCUS Report of the  Company

              as  at   the  end  of   such  audit  year,   all  audited   and

              unqualifiedly   certified  by   independent  certified   public

              accountants of recognized standing selected by the Company  and acceptable to  the Lender  showing the  financial condition  of the  Company at  the close  of  such year  and the  results  of operations  of the  Company during  such year,  along with  the

              Company's  computation  of   Net  Capital  and  the   Company's

              computation  of the  ratio of  Net Capital  to Aggregate  Debit

              Items, which computations are to be  as of the last day of  the audit year;

          ii. within thirty (30)  days after the  end of each  of the  first three audit  quarters in each audit  year, the FOCUS Report  of the  Company, certified  by a  duly authorized  officer of  the

              Company, along  with the Company's  computation of Net  Capital and the  Company's computation of the  ratio of Net Capital  to aggregate Debit Items, which  computations are to be as of  the last day of the audit quarter;

         iii. promptly as it  may occur any  amendment to  its Articles  of

              Incorporation or Certificate of Incorporation;

          iv. promptly, from time to time, such other information  regarding the operations,  business, affairs and  financial condition  of the Company as the Lender may reasonably request.

     B. Taxes.  Pay and discharge all taxes, assessments and governmental
        ------
        charges or levies imposed on the Company or its income or profits or any  of its  property prior  to the  date on  which  penalties attached hereto, except any such tax, assessment, charge or  levy the payment of which may be  or is being contested in good  faith

        and  by  proper  proceedings  and   for  which  the  Company   is

        maintaining adequate reserves.

     C. Maintenance of  Existence;  Conduct  of  Business.  Maintain  its
        --------------------------------------------------
        existence as a Corporation and all of its rights, privileges  and franchises necessary or  desirable in the  normal conduct of  its business, and will conduct its business in an orderly,  efficient and regular manner.

     D. Notices.  Furnish  the Lender, promptly  after knowledge  thereof
        --------
        shall have come to the attention of any executive officer of  the

        Company,  written  notice  of  (i)  any  threatened  or   pending

        litigation or governmental  or administrative proceeding  against the Company  which  would  materially and  adversely  affect  the business and property of the Company, (ii) the occurrence of  any

        Event of Default hereunder or any event which with notice or  the passage of time or both would constitute such an Event of Default and (iii) the occurrence of any default under any other  material agreement to which the Company is a party or any event which with notice or the  passage of time  or both would  constitute such  a default; and in the case  of (i) , (ii)  and (iii) except to  the extent such occurrence would not  have a material adverse  effect on the financial condition of the Company.

     6. NEGATIVE COVENANTS.  The  Company agrees that until payment in  full
        -------------------
        of the Note, unless the Lender shall otherwise agree in writing,  it will not:

     A. Limitation of  Liens.   Create or  suffer to  exist any  security
        ---------------------
        interest, mortgage, pledge, lien, charge, encumbrance, assignment or transfer upon or  of any of its  property or assets now  owned and hereafter acquired, excluding, however, from the operation of this covenant:

        i. liens that exist on the date hereof;

       ii. securities and commodities now owned or hereafter acquired  by the Company in the ordinary course of its business as a  broker and dealer in securities;

      iii. deposits  or   pledges   to  secure   payment   of   worker's

           compensation,  unemployment  insurance,  old  age  pensions  or other social security;

       iv. deposits or pledges  to secure performance  of bids,  tenders,

           contracts (other than  contracts for the payment of money),  or leases,  public  or statutory  obligations,  surety  or  appeal bonds,  or other  deposits  or  pledges for  purposes  of  like general nature in the ordinary course of business;

        v. liens for property taxes not delinquent and liens for taxes  or other  governmental  charges which  in  good  faith  are  being contested or litigated;

       vi. mechanics', carriers',  workmen's, repairmen's  or other  like liens  arising in  the  ordinary course  of  business  securing obligations which  are not overdue for  a period of sixty  (60)

           days, or which are in good faith being contested or litigated;

      vii. liens in favor of the Company or any wholly-owned  subsidiary of the Company;

     viii. purchase money liens on property or equipment; and

       ix. liens for the sole purpose of extending, renewing or replacing in whole or in part any of the foregoing.

     B. Total Liabilities.  Permit, at any  time, the ratio of  aggregate
        ------------------
        indebtedness to Tangible Net Worth to exceed 20.0 to 1.0.

     C. Sell, Lease, etc. Sell, lease,  transfer or otherwise dispose  of
        -----------------
        all or substantially all of its assets.

     D. Dissolution, etc.  Dissolve or liquidate.
        -----------------
     E. Net Capital Provision.  Permit, at any time:
        ----------------------
        i. Net Capital to be less than $7,500,000.00, which shall  include funds advanced pursuant to this Agreement; or

       ii. Net Capital  to be  less  than 3.0  times  the amount  of  two percent (2%)  of total debits  as determined per  Exhibit A  of

           Rule 15c3-3, and

      iii. Net Capital in excess of five percent (5%) of total debits as determined per Exhibit A of Rule 15c3-3 to be less than 50%  of the amount of Net Capital attributable to the Note.

     F. Total Capitalization.   Permit,  at any  time, total  capital  as
        ---------------------
        shown  in  the  audited  financial  statements  of  the   Company

        (excluding therefrom, however, all indebtedness of the Company to the Lender hereunder), to be less than $9,500,000.

     7. A. Events of  Default.  Upon  the occurrence of  any one of  the
        ----------------------
        events described below      in subparagraphs  (i)  through  (v)  the

        Lender by written notice to the Company,   with  a   copy   to   the

        Exchange, may declare the unpaid principal amount of and all accrued interest on the  Note to be  immediately due and  payable

        whereupon the     same  shall   become  due   and  payable   without

        presentment, demand, protest or  further notice  of any  kind.   The

        Lender may rescind and annul any such      declaration            of

        acceleration upon written notice to the Company and to the

        Exchange, but no  such rescission or  annulment shall impair  the

        Lender's right to      declare subsequent accelerations.  If on  the

        date such Event of Default occurs,    liquidation of the Company has

        not already commenced, all unpaid principal and      accrued

        interest with respect to all other subordination agreements of the

        Company then outstanding shall be due and payable, but the rights of the  respective lenders  thereunder shall  remain subordinate  as

        provided in Section 3 of    the Subordinated Loan Agreement.

        i. The  making of  an  application  by  the  Securities  Investor

           Protection  Corporation   for  a   decree  adjudicating   that

           customers of the Company are in need of protection under  SIPA and the  failure of  the Company  to obtain  the dismissal  of such application within 30 days; or

       ii. (a)  If  the  Company  is   not  operating  pursuant  to   the

           alternative  net   capital   requirements  provided   for   in

           Paragraph (a) of Rule 15c3-1, Aggregate Indebtedness being  in excess of  1500  percentum  of Net  Capital,  or  (b)  if  the

           Company is operating pursuant to such alternative net  capital requirements, Net Capital  being less than  that percentum  of

           Aggregate Debit Items  which is required  to be maintained  by the Company  by said Paragraph  (a) as  from time  to time  in

           effect  or,  if  the  Company  is  registered  as  a   futures

           commission  merchant,  4%   of  the  funds   required  to   be

           segregated  under  the  Commodities   Exchange  Act  and   the

           regulations promulgated  thereunder,  if  greater,  in  either case throughout  a  period  of 15  consecutive  Business  Days commencing  on  the  day  the  Company  first  determines  and notifies the  Exchange or  the Company  first received  notice from the Commission of such fact; or

      iii. Revocation   by   the   Commission   of   the   broker-dealer

           registration of the Company; or

       iv. Suspension or revocation  for at least  ten (10)  days by  the

           Exchange of the Company's status  as a member organization  of the Exchange; or

        v. Any receivership, insolvency, liquidation pursuant to SIPA  or otherwise, bankruptcy,  assignment for  benefit of  creditors,

           reorganization, whether or  not pursuant  to bankruptcy  laws,

           or any other marshaling of  the assets and liabilities of  the

           Company.

     B. Events of Acceleration.   Upon the occurrence of  any one of  the
        -----------------------
        events described below in subparagraphs (i) through (v) and after six months from the Effective Date, the Lender by written  notice to the Company, with a copy  to the Exchange, may accelerate  the date on  which  the  unpaid  principal  amount  and  all  accrued interest on the Note is scheduled to mature, to the last business day of a calendar month which  is not less than six months  after notice of  acceleration  is  received  by  the  Company  and  the

        Exchange.

        i. Failure to make payment of (a) interest on the Note when  due,

           or  (b) principal  of  the  Note  when  due,  on  a  scheduled maturity date, and any such  failure continuing for more  than ten (10) business days after  the giving of written notice  to the Company of such failure; or

       ii. Any material  representation or  warranty of  the Company  set forth in Section  2 of this  Agreement is  determined to  have been inaccurate in a material respect at the time made; or

      iii. Default in  the  performance of  any  covenant set  forth  in

           Section 5 of this Agreement,  and such default continuing  for

           more  than  ten  (10)  business  days  after  written   notice

           thereof; or

       iv. Default in  the  compliance with  any  covenant set  forth  in

           Section 6 of this Agreement,  and such default continuing  for

           more  than  ten  (10)  business  days  after  written   notice

           thereof; or

        v. Action  against the  Company  is  taken  by  any  governmental regulatory authority  which specifically  affects the  Company and which,  in  the reasonable  opinion  of the  Lender,  will materially and adversely affect  the Company's ability to  pay the principal of, and interest on, the Note.

     8. CHANGE OF CONTROL.
        ------------------
     A. Upon the occurrence of  a Change of  Control (as defined  below),

        the Lender  shall  have  the right  to  require  the  Company  to repurchase the Note, in  whole but not in  part, pursuant to  the offer described in  paragraph (b) below  (the "Change of  Control

        Offer") at  a purchase  price (the  "Repurchase Price")  in  cash equal to the aggregate principal amount thereof plus accrued  and unpaid interest thereon, if any, to the Change of Control Payment

        Date (as defined below).

     B. Within 30 calendar days subsequent to  the date of any Change  of

        Control but no  earlier than six  months following the  Effective

        Date, the Company shall mail a notice to the Lender stating:  (i)

        that a  Change of  Control  has occurred  and  that a  Change  of

        Control Offer is being made pursuant to this Section 8; and  (ii)

        the Repurchase Price  and the  date by  which the  Note shall  be tendered for repurchase, which date shall be a date occurring  no earlier than six (6)  months and no later  than seven (7)  months subsequent to  the  date on  which  such notice  is  mailed  (the

        "Change of Control Payment Date");

     C. On the Change of Control Payment Date the Lender shall  surrender the Note to the Company, the Company shall pay to the Lender  the

        Repurchase Price and the Note shall be canceled.  If the Note  is not so tendered, then, the Note shall continue to accrue interest and the principal will be due  at maturity in the same manner  as if such Change of Control had not occurred.

     D. A "Change of Control" means an event or series of events by which

        (i) any "person" or "group" becomes the "beneficial owner"  (each as defined under Section 13d of the Act), directly or indirectly,

        of 50% or more of the total voting power of all classes of voting stock of the Company or First  Albany Companies Inc. ("FACI")  or

        (ii) the Company  or FACI consolidates  with or  merges into  any other entity, other than a wholly-owned subsidiary of the Company or FACI, or any other entity  merges into the Company or FACI  or conveys, transfers  or leases  all or  substantially all  of  its assets to any entity  or group of entities  as a result of  which the existing  shareholders of  the  Company or  FACI  immediately prior thereto hold less than 50% of the combined voting power  of the voting stock of the surviving entity.

     9. MISCELLANEOUS.
        --------------
     A. No Waiver; Remedies Cumulative.   No failure on  the part of  the
        -------------------------------
        Lender to  exercise,  and  no  delay  in  exercising,  any  right hereunder shall preclude any other or further exercise thereof or

        the exercise of any  other right.   The remedies herein  provided

        are cumulative and not exclusive of any remedies provided by law.

     B. Survival of Representations.  All representations and  warranties
        ----------------------------
        made herein shall survive  the making of  the loan hereunder  and delivery of the Note.

     C. Construction.  This  Agreement and the  Note shall  be deemed  to
        -------------
        have been made under the laws  of the State of New York,  without regard to  its  principals of  conflicts  of law,  and  shall  be construed in accordance with the laws of said state.

     D. Successors and Assigns.   This Agreement  shall be binding  upon,
        -----------------------
        and shall inure to  the benefit of, the  Company, the Lender  and their respective successors and assigns.

     E. Notices.  Notices shall be given to the Lender and the Company by
        --------
        personal delivery  or by  registered  or certified  mail,  return receipt requested, addressed as follows:

               If to the Company, to:

                    Chief Financial Officer
                    First Albany Corporation
                    30 South Pearl Street
                    Albany, New York 12207


                If to the Lender, to:

                    Sharon M. Duker
                    6 Marion Avenue
                    Albany, New York  12203
                    with a copy to:  Steve Fischer
                                     Urbach Kahn & Werlin
                                     66 State Street
                                     Albany, NY   12207

                If to the New York Stock Exchange, to:

                    Finance Coordinator
                    New York Stock Exchange
                    20 Broad Street
                    New York, New York 10005


     F. Accredited  Investor/Limitations   on  Transfer.     The   Lender
        --------------------------------
        acknowledges  and  represents  that  (i)  it  is  an   accredited

        investor, as that term is defined  in Rule 501 promulgated  under the Securities Act of 1933, as  amended (the "Act") by virtue  of

        Lender having a net worth,  either individually or with  Lender's spouse, of at least $1,000,000, (ii) it is acquiring the Note for investment purposes only and not with  a view to, or for sale  in connection with,  any  distribution  of the  Note,  or  with  any present intention of selling the Note,  or any part thereof,  and

        (iii) it will not transfer the Note, or any part thereof,  unless such transfer complies with the registration requirements of  the

        Act or  an  exemption  from  such  registration  requirements  is applicable to such transfer.

     G. Disclaimer.   The  Lender,  by accepting  the  Note,  irrevocably
        -----------
        agrees that its making of the loans evidenced by the Note is  not being made in  reliance upon  the standing  of the  Company as  a member organization  of  the  Exchange  or  upon  the  Exchange's

        surveillance  of  the   Company's  financial   position  or   its

        compliance with  the constitution,  rules  and practices  of  the

        Exchange.  The Lender has made such investigation of the  Company and its Officers and employees as the Lender deems necessary  and

        appropriate under the circumstances.   The Lender is not  relying

        upon the  Exchange  to  provide  any  information  concerning  or relating to  the Company  and agrees  that  the Exchange  has  no

        responsibility  to  disclose  to   the  Lender  any   information

        concerning or relating to the Company which it may now or in  the future have.  The  Lender agrees that  neither the Exchange,  its special  trust  fund,  nor  any  director,  officer,  trustee  or employee of  the Exchange,  shall be  liable to  the Lender  with respect to this Agreement or the Note or the repayment thereof of any interest thereon.

     H. Assignment.  The  Note may  not be  transferred, sold,  assigned,
        -----------
        pledged or otherwise encumbered or otherwise disposed of, and  no lien, charge or other encumbrance may be created or permitted  to be created  hereon  without  the prior  written  consent  of  the

        Exchange and  the  Company, except  that  the Company  shall  not withhold its consent  to such transfer  to a  member of  Lender's

        immediate family.   Any transfer not  permitted by the  foregoing

        shall be void.

     I. Exchange Approval.    This Agreement  shall  not be  modified  or
        ------------------
        amended without the prior written approval of the Exchange.

     J. Entire Agreement.  This Agreement and the Note embody the  entire
        -----------------
        agreement as to the subject matter hereof between the Company and the Lender and no  other evidence of such  agreement has been  or will be  executed  without  the  prior  written  consent  of  the

        Exchange.

     K. Cancellation.   Neither  this Agreement  nor  the Note  shall  be
        -------------
        subject  to  cancellation  by  either  party  except  as  may  be permitted hereunder.

     L. Notice to CFTC.  So long  as the Company is a futures  commission
        ---------------
        merchant as that term is defined  in the Commodity Exchange  Act,

        the Company agrees, consistent  with the requirements of  Section

        1.17(h) of the regulations of the CFTC, that:

        i. whenever prior  written notice by the  Company to the  Exchange is required pursuant  to the provisions of this Agreement,  the same prior written notice shall be given by the Company to  (a)

           the  CFTC  at   its  principal  office  in  Washington,   D.C.,

           Attention:  Chief  Accountant   of  Division  of  Trading   and

           Markets,  and/or  (b)  the  commodity  exchange  of  which  the

           Company is a  member and which is  then designated by the  CFTC as the  Company's designated self-regulatory organization  (the

           ("DSRO"), and

       ii. whenever prior written consent, permission or approval of  the

           Exchange  is  required  pursuant  to  the  provisions  of  this

           Agreement,  the Company  shall also  obtain the  prior  written consent,  permission or  approval of  the  CFTC and/or  of  the

           DSRO, and

      iii. whenever the Company receives written notice of  acceleration of maturity pursuant  to the provisions of this Agreement,  the

           Company shall promptly give written notice thereof to the  CFTC at the address above stated and/or the DSRO.

       iv. Status of Proceeds.  The proceeds of the loan evidenced hereby shall be dealt with in all respects as capital of the  Company,

           shall  be subject  to the  risks of  its business,  and may  be deposited in  an account or accounts  in the Company's name  in any bank or trust company.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day of the year first written above.



FIRST ALBANY CORPORATION           LENDER:



By:  /s/ ALAN P. GOLDBERG          /s/ SHARON M. DUKER
-------------------------          --------------------
Name:                              Sharon M. Duker

Title:

THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND THIS OPTION MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING IT
OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) FROM THE TRANSFEROR REASONABLY ACCEPTABLE TO IT STATING THAT SUCH
SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                      OPTION TO PURCHASE COMMON STOCK
                                    OF
                        FIRST ALBANY COMPANIES INC.


          1.a. This certifies that, subject to the terms set forth below, in consideration of Sharon M. Duker, (the "Holder") making a loan of an additional Two Million Five Hundred Thousand ($2,500,000) Dollars (the Indebtedness") to a wholly-owned subsidiary, First Albany Corporation, of FIRST ALBANY COMPANIES INC. (the "Company"), the Company grants to Holder the option to purchase, at any time during the Exercise Period (as defined below) 26,891 shares of its common stock, par value $.01 per share, (the "Common Stock_) at a purchase price of $18.594 per share (the "Purchase Price"). The Purchase Price shall be paid by the discharge of Five Hundred Thousand ($500,000) Dollars of the Indebtedness.

          b. The Exercise Period shall begin on the date hereof and end at 5:00 p.m., New York time on the earlier of (i) 5:00 p.m., New York time, on the final scheduled maturity date of the Note (as defined in the Subordinated Loan Agreement between the Holder and the Company dated
December 23, 1997 (the "Agreement")), (ii) the Change of Control Payment Date (as defined in the Agreement); and (iii) the date of any Voluntary Prepayment (as defined in the Agreement). Notwithstanding anything contained herein to the contrary, any exercise of this option during the period beginning six months prior to the final scheduled maturity date shall not be effective until the final scheduled maturity date.

          c. This Option may be exercised by surrender to the Company, at its principal executive offices, of the subscription form attached hereto duly executed and the simultaneous delivery to the Company of a document, in form and substance acceptable to the Company, evidencing the discharge of Five Hundred Thousand ($500,000) Dollars of the Indebtedness.

          d. The Company agrees to give the Holder thirty (30) days prior written notice of any Voluntary Prepayment.

          e. All notices sent to the Company and the Holder under this Option shall be sent by certified mail, return receipt requested, or by personal delivery addressed to the Company's General Counsel at its principal executive offices, or addressed to the Holder at the address provided in the Agreement or at such other address as the Holder may give to the Company pursuant to the Agreement, respectively.

          f. Certificates for shares of Common Stock purchased upon exercise of this Option will be delivered by the Company to the Holder or his designee within thirty (30) business days after the exercise of the Option.

          g. The Common Stock issuable upon the exercise of this Option will be deemed to have been issued on the date (the "Exercise Date") the Company receives satisfactory evidence of payment of the Purchase Price, and the Holder will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

          h. The issuance of certificates for shares of Common Stock upon exercise of this Option shall be made subject to, and the Holder shall be responsible for, any and all charges to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with
such exercise and  the related issuance  of shares of  Common Stock.   Each
share of Common Stock issuable upon exercise of this Option will, upon payment of the Purchase Price thereof, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          i. After the date hereof and prior to the exercise of this Option, the aggregate number of shares subject to this Option and the exercise price shall be adjusted to reflect any stock splits or stock dividends declared with respect to the Common Stock.

          2. The Holder shall have no rights as a shareholder in respect of shares covered by the Option prior to exercise of this Option with respect thereto and until the Holder has made payment therefor as herein provided, and the Holder shall have no rights with respect to such shares not expressly conferred by this Option.

          3. The Company shall at all times during the term of this Option reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the requirements of this Option.

          4. This Option shall be binding upon the Company's successors and assigns. This Option shall not be transferred by the Holder without the prior written consent of the Company; any such transfer without the consent of the Company will render this Option void.

          5. This Option shall be construed and enforced in accordance with and governed by the laws of New York without regard to its principles of conflicts of laws. Any action or proceeding brought by the Holder or the Company against the other arising out of or related to the Option shall be brought in a State or Federal Court of competent jurisdiction located in Albany, New York and the Holder and the Company hereby submit to the jurisdiction of such courts for the purposes of any such action or proceeding.

          6. The Holder agrees that he will comply with all applicable laws, rules and regulations of all Federal and State securities regulators, including but not limited to the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers and applicable state securities regulators with respect to disclosure, filings and any other requirements resulting in any way from the issuance of this Option other than those required to be made by the Company in accordance with applicable Federal and State securities laws and regulations.

     IN WITNESS WHEREOF, the parties have signed this Option intending to be legally bound hereto.

DATED:    December 23, 1997             FIRST ALBANY COMPANIES INC.

                                        /s/ ALAN P. GOLDBERG
                                        --------------------
                                        President

                                        HOLDER:

                                        /s/ SHARON M. DUKER
                                        ---------------------
                                        Sharon M. Duker



                             SUBSCRIPTION FORM

              (to the executed only upon exercise of Option)

     The undersigned Holder of the Option granted pursuant to the Option Agreement dated December 23, 1997 the "Option Agreement"), irrevocably exercises this Option to purchase all such shares of Common Stock of First Albany Companies Inc. as are granted as of the date hereof pursuant to the Option Agreement and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Option.



DATED:

Number of Shares: __________________


__________________________________
(Signature of Holder)

__________________________________
(Name of Holder)

__________________________________
Street Address

__________________________________
(City)      (State)       (Zip)